SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2004

NANOGEN, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23541	33-0489621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 410-4600

Item 2. Acquisition or Disposition of Assets

This Form 8-K/A amends the Form 8-K of Nanogen, Inc. (“Nanogen”) dated April 21, 2004 and filed with the Securities and Exchange Commission on May 6, 2004. That 8-K related to Nanogen’s acquisition of SynX Pharma Inc. (“SynX”) pursuant to a Plan of Arrangement, dated as of February 9, 2004, which closed on April 21, 2004.

The purpose of this amendment is to provide the financial information required by Items 7(a) and 7(b) of Form 8-K, which information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

The following items appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Audited Financial Statements of SynX Pharma Inc.

(i) Report of Independent Accountants.

(ii) Consolidated balance sheets as of December 31, 2003 and 2002.

(iii) Consolidated statements of operations and deficit for the years ended December 31, 2003 and 2002 and for the period from March 11, 1997 (date of inception) to December 31, 2003.

(iv) Consolidated statements of cash flows for the years ended December 31, 2003 and 2002 and for the period from March 11, 1997 (date of inception) to December 31, 2003.

(v) Notes to Financial Statements.

Unaudited Financial Statements of SynX Pharma Inc.

(i) Consolidated balance sheet as of March 31, 2004.

(ii) Consolidated statement of operations and deficit for the three months ended March 31, 2004 and 2003.

(iii) Consolidated statement of cash flows for the three months ended March 31, 2004 and 2003.

(b) Pro Forma Financial Information

The following items appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

(i) Unaudited pro forma condensed combined balance sheet of Nanogen, Inc. as of March 31, 2004.

(ii) Unaudited pro forma condensed combined statement of operations of Nanogen, Inc. for the three months ended March 31, 2004.

(iii) Unaudited pro forma condensed combined statement of operations of Nanogen, Inc. for the year ended December 31, 2003.

(iv) Notes to the unaudited pro forma condensed combined financial information.

2

(c) Exhibits

Exhibit No.
2.1*	Plan of Arrangement between Nanogen, Inc. and SynX Pharma Inc. dated February 9, 2004.

23.1	Consent of Independent Accountants.

99.1*	Press Release dated April 21, 2004.

99.2	Financial Statements of Business Acquired.

99.3	Pro Forma Financial Information.

*	Previously filed as an Exhibit to the original report on Form 8-K filed with the Commission on May 6, 2004.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Dated: July 6, 2004	By:	/s/ Nicholas J. Venuto
Nicholas J. Venuto, Senior Director, Finance

4